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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               _________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 15, 1998



                          ADOBE SYSTEMS INCORPORATED
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



Delaware                           0-15175                            77-0019522
---------------                ----------------          -----------------------
(State or other                (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


345 Park Avenue, San Jose, California                            95110-2704
-------------------------------------                            ----------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:              (408) 536-6000
                                                                 --------------


                                     None
                                     ---------------------------
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     On December 15, 1998, the Company amended its Rights Agreement, dated as of July 11, 1990, as amended by the Amended and Restated Rights Agreement, dated as of April 30, 1996 (the "First Amended and Restated Rights Agreement"), and by the Second Amended and Restated Rights Agreement, dated as of July 30, 1997 (the "Second Amended and Restated Rights Agreement"), by entering into the Third Amended and Restated Rights Agreement, dated as of December 15, 1998 (the "Third Amended and Restated Rights Agreement"), with Harris Trust Company of California. Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Third Amended and Restated Rights Agreement which is attached hereto as an exhibit.

     In general, the Second Amended and Restated Rights Agreement has been amended principally as follows:

     1. The provisions requiring the concurrence of a majority of the Continuing Directors then in office to give effect to any action, calculation, interpretation or determination made by the Board of Directors of the Company in the administration of the Second Amended and Restated Rights Agreement and the exercise of rights or powers granted to the Board of Directors of the Company thereunder and providing that no effect shall be given to any such action, calculation, interpretation or determination or exercise of rights of powers unless at least two Continuing Directors who are then in office are eliminated under the Third Amended and Restated Rights Agreement.

     A copy of the Third Amended and Restated Rights Agreement is attached hereto as Exhibit 1 and is incorporated herein by reference. The foregoing description of the changes to the Second Amended and Restated Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Third Amended Restated Rights Agreement.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits

              1. Third Amended and Restated Rights Agreement, dated as of December 15, 1998, between the Company and Harris Trust Company of California.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Adobe Systems Incorporated
                                          (Registrant)


                                   By: /s/ Colleen M. Pouliot
                                       ----------------------
                                       Colleen M. Pouliot
                                       Senior Vice President, General
                                       Counsel and Secretary

                                   Dated: December 15, 1998

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                                 EXHIBIT INDEX

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

Exhibit No.                  Description
-----------                  -----------

     1 Third Amended and Restated Rights Agreement, dated as of December 15, 1998, between the Company and Harris Trust Company of California.

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